Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Schedule of Investments
As of March 31, 2021
(expressed in U.S. dollars)
(Unaudited)

Issuer (1)	Investment (2)	Acquisition Date (3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets
CLO Debt (5)
Avery Point V CLO, Limited	CLO Secured Note - Class F (5.72% due 07/17/26) (6)	06/06/18	$933,807	$84,029	$109,816	0.03%
BlueMountain CLO XXIII Ltd.	CLO Secured Note - Class D (3.12% due 10/20/31)	03/23/21	1,600,000	1,574,053	1,574,400	0.40%
Carlyle US CLO 2018-4, Ltd.	CLO Secured Note - Class C (3.12% due 01/20/31)	03/24/21	1,200,000	1,188,021	1,188,240	0.31%
Carlyle US CLO 2021-1, Ltd.	CLO Secured Note - Class D (6.19% due 04/15/34)	02/02/21	450,000	450,000	439,875	0.11%
CIFC Funding 2015-III, Ltd.	CLO Secured Note - Class F-R (7.02% due 04/19/29)	02/23/18	2,450,000	2,375,923	2,110,430	0.54%
Vibrant CLO V, Ltd.	CLO Secured Note - Class E (7.22% due 01/20/29)	03/03/21	1,400,000	1,336,970	1,400,000	0.36%
Dryden 53 CLO, Ltd.	CLO Secured Note - Class F (7.74% due 01/15/31)	11/28/17	830,000	808,773	752,561	0.19%
Flagship CLO VIII, Ltd.	CLO Secured Note - Class F-R (6.06% due 01/16/26) (6)	01/18/18	8,564,644	2,316,458	1,585,316	0.41%
HarbourView CLO VII-R, Ltd.	CLO Secured Note - Class F (8.49% due 07/18/31) (6)	05/17/18	803,379	763,599	247,843	0.06%
Madison Park Funding XXVII, Ltd.	CLO Secured Note - Class C (2.82% due 04/20/30)	03/29/21	2,000,000	1,952,500	1,953,200	0.50%
Marathon CLO VII Ltd.	CLO Secured Note - Class D (5.62% due 10/28/25) (6)	02/08/18	3,117,746	1,612,887	1,908,372	0.49%
Marathon CLO VIII Ltd.	CLO Secured Note - Class D-R (6.66% due 10/18/31) (6)	08/14/18	4,301,223	4,232,492	3,213,013	0.83%
Marathon CLO XI Ltd.	CLO Secured Note - Class D (5.72% due 04/20/31)	02/06/18	1,650,000	1,650,000	1,327,425	0.34%
Octagon Investment Partners 27, Ltd.	CLO Secured Note - Class F-R (8.09% due 07/15/30)	07/05/18	900,000	847,616	801,270	0.21%
Octagon Investment Partners 37, Ltd.	CLO Secured Note - Class B (1.97% due 07/25/30)	03/30/21	2,500,000	2,476,675	2,476,750	0.64%
OZLM XXII, Ltd.	CLO Secured Note - Class D (5.52% due 01/17/31)	02/05/18	900,000	897,274	787,500	0.20%
Steele Creek CLO 2019-1, Ltd.	CLO Secured Note - Class E (7.25% due 04/15/32)	03/22/19	3,091,000	2,952,197	2,956,851	0.76%
				27,519,467	24,832,862	6.38%
CLO Equity (7) (8)
ALM VIII, Ltd.	CLO Preferred Share (estimated yield of 0.00% due 10/20/28) (9)	06/02/16	8,725,000	320,509	436,250	0.11%
Anchorage Credit Funding 12, Ltd.	CLO Income Note (estimated yield of 8.77% due 10/25/38)	09/04/20	9,250,000	9,250,000	8,887,133	2.29%
Apidos CLO XIV	CLO Subordinated Note (estimated yield of 0.00% due 04/15/25) (9)	06/06/14	11,177,500	143,026	27,944	0.01%
Ares XXXIV CLO Ltd.	CLO Subordinated Note (estimated yield of 19.66% due 04/17/33)	09/16/20	14,900,000	7,752,774	8,358,666	2.15%
Ares XLI CLO Ltd.	CLO Income Note (estimated yield of 17.39% due 04/15/34) (10)	11/29/16	29,388,000	16,951,834	18,038,725	4.64%
Ares XLIII CLO Ltd.	CLO Income Note (estimated yield of 9.25% due 10/15/29) (10)	04/04/17	20,100,000	13,718,668	11,553,497	2.97%
Ares XLVII CLO Ltd.	CLO Subordinated Note (estimated yield of 25.84% due 04/15/30)	10/22/20	8,500,000	5,252,301	6,121,010	1.57%
Ares LI CLO Ltd.	CLO Income Note (estimated yield of 16.54% due 04/15/31) (10)	01/25/19	12,289,349	9,110,087	9,230,058	2.37%
Atrium XI	CLO Subordinated Note (estimated yield of 0.00% due 10/23/25) (9)	02/07/17	5,903,000	-	5,903	0.00%
Avery Point V CLO, Limited	CLO Income Note (estimated yield of 0.00% due 07/17/26) (11)	10/16/14	13,687,500	68,438	13,688	0.00%
Bain Capital Credit CLO 2016-2, Limited	CLO Income Note (estimated yield of 0.00% due 01/15/29) (10) (11)	11/30/16	16,700,000	9,935,508	6,714,237	1.73%
Barings CLO Ltd. 2018-I	CLO Income Note (estimated yield of 13.05% due 04/15/31) (10)	02/23/18	20,808,000	14,950,280	13,205,946	3.40%
Barings CLO Ltd. 2019-I	CLO Income Note (estimated yield of 15.88% due 04/15/31) (10)	02/12/19	11,150,000	8,753,882	8,685,696	2.23%
Barings CLO Ltd. 2019-II	CLO Income Note (estimated yield of 15.03% due 04/15/31) (10)	03/15/19	14,450,000	10,436,999	10,171,994	2.62%
Barings CLO Ltd. 2020-I	CLO Income Note (estimated yield of 22.37% due 10/15/32) (10)	09/04/20	5,550,000	3,905,617	5,209,298	1.34%
Battalion CLO IX Ltd.	CLO Income Note (estimated yield of 19.27% due 07/15/31) (10)	07/09/15	18,734,935	12,631,382	12,312,886	3.17%
Battalion CLO 18 Ltd.	CLO Income Note (estimated yield of 24.50% due 10/15/32) (10)	08/25/20	8,400,000	6,602,415	8,736,075	2.25%
Battalion CLO XIX Ltd.	CLO Income Note (estimated yield of 24.10% due 04/15/34) (10)	03/11/21	8,600,000	5,525,199	5,525,199	1.42%
Birchwood Park CLO, Ltd.	CLO Income Note (estimated yield of 0.00% due 07/15/26) (9)	05/23/17	1,575,000	27,998	23,625	0.01%
BlueMountain CLO 2013-2 Ltd.	CLO Subordinated Note (estimated yield of 17.98% due 10/22/30)	10/21/14	23,000,000	7,706,710	5,927,052	1.52%
BlueMountain CLO 2018-1 Ltd.	CLO Subordinated Note (estimated yield of 53.86% due 07/30/30)	03/26/20	5,550,000	1,290,375	2,087,189	0.54%
BlueMountain CLO XXIII Ltd.	CLO Subordinated Note (estimated yield of 17.13% due 10/20/31)	02/24/21	6,340,000	4,786,700	4,812,899	1.24%
BlueMountain CLO XXIV Ltd.	CLO Subordinated Note (estimated yield of 21.65% due 04/20/31)	06/16/20	7,375,000	4,667,964	5,790,534	1.49%
BlueMountain CLO XXV Ltd.	CLO Subordinated Note (estimated yield of 20.44% due 07/15/32)	06/23/20	6,525,000	4,533,267	5,235,910	1.35%
Bowman Park CLO, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 11/23/25) (9)	10/29/15	8,180,000	-	572,600	0.15%
Bristol Park CLO, Ltd.	CLO Income Note (estimated yield of 12.90% due 04/15/29) (10)	11/01/16	34,250,000	22,204,058	19,636,274	5.05%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	CLO Subordinated Note (estimated yield of 22.79% due 07/15/31)	06/02/16	10,800,000	4,277,476	4,151,425	1.07%
Carlyle US CLO 2017-4, Ltd.	CLO Income Note (estimated yield of 8.69% due 01/15/30)	10/13/17	7,874,061	5,552,897	4,471,082	1.15%
Carlyle US CLO 2018-1, Ltd.	CLO Subordinated Note (estimated yield of 18.59% due 04/20/31)	03/23/21	4,730,000	2,991,725	3,018,803	0.78%
Carlyle US CLO 2018-4, Ltd.	CLO Subordinated Note (estimated yield of 15.23% due 01/20/31)	02/18/21	6,625,000	5,043,281	4,895,746	1.26%
Carlyle US CLO 2021-1, Ltd.	CLO Income Note (estimated yield of 23.22% due 04/15/34) (10)	02/02/21	13,425,000	8,687,384	8,691,093	2.23%
CIFC Funding 2013-II, Ltd.	CLO Income Note (estimated yield of 14.52% due 10/18/30) (10)	06/06/14	17,265,625	7,058,066	6,296,975	1.62%
CIFC Funding 2014, Ltd.	CLO Income Note (estimated yield of 9.45% due 01/18/31) (10)	06/06/14	16,033,750	8,053,914	6,429,944	1.65%
CIFC Funding 2014-III, Ltd.	CLO Income Note (estimated yield of 11.54% due 10/22/31)	02/17/15	19,725,000	8,986,496	7,509,639	1.93%
CIFC Funding 2014-IV-R, Ltd.	CLO Income Note (estimated yield of 0.97% due 10/17/30)	08/05/14	7,500,500	3,742,500	2,692,988	0.69%
CIFC Funding 2015-III, Ltd.	CLO Income Note (estimated yield of 14.99% due 04/19/29) (10)	06/23/15	9,724,324	4,640,879	3,994,426	1.03%
CIFC Funding 2019-III, Ltd.	CLO Subordinated Note (estimated yield of 12.29% due 07/16/32)	04/18/19	2,875,000	2,272,753	2,159,724	0.56%
CIFC Funding 2019-IV, Ltd.	CLO Income Note (estimated yield of 12.26% due 07/15/32) (10)	06/07/19	14,000,000	10,706,652	9,946,030	2.56%
CIFC Funding 2020-I, Ltd.	CLO Income Note (estimated yield of 18.27% due 07/15/32) (10)	06/12/20	9,400,000	7,457,273	9,601,482	2.47%
CIFC Funding 2020-IV, Ltd.	CLO Income Note (estimated yield of 19.95% due 01/15/34) (10)	12/11/20	7,900,000	6,373,949	7,569,908	1.95%
Cutwater 2015-I, Ltd.	CLO Income Note (estimated yield of 16.73% due 01/15/29) (10)	05/01/15	31,100,000	14,205,619	9,940,947	2.56%
Dewolf Park CLO, Ltd.	CLO Income Note (estimated yield of 10.87% due 10/15/30) (10)	08/10/17	7,700,000	5,592,744	4,793,267	1.23%
Dryden 53 CLO, Ltd.	CLO Income Note (estimated yield of 19.16% due 01/15/31)	11/28/17	7,684,999	5,032,592	4,887,531	1.26%
Dryden 64 CLO, Ltd.	CLO Subordinated Note (estimated yield of 42.00% due 04/18/31)	05/11/20	9,600,000	4,582,660	6,583,789	1.69%
Dryden 66 Euro CLO 2018 B.V.(12)	CLO Subordinated Note (estimated yield of 12.21% due 01/18/32)	11/08/18	1,025,000	925,555	939,653	0.24%
Dryden 68 CLO, Ltd.	CLO Income Note (estimated yield of 15.87% due 07/15/49) (10)	05/30/19	13,150,000	9,814,040	9,730,561	2.50%
Dryden 78 CLO, Ltd.	CLO Subordinated Note (estimated yield of 15.06% due 04/17/33)	02/04/21	1,000,000	874,550	852,690	0.22%
Dryden 85 CLO, Ltd.	CLO Income Note (estimated yield of 18.93% due 10/15/32) (10)	09/17/20	8,225,000	6,688,570	7,702,999	1.98%
Eaton Vance CLO 2015-1, Ltd.	CLO Subordinated Note (estimated yield of 32.70% due 01/20/30)	06/05/20	5,247,500	2,494,457	3,166,851	0.81%
Flagship CLO VIII, Ltd.	CLO Income Note (estimated yield of 0.00% due 01/16/26) (10) (11)	10/02/14	27,360,000	165,109	77,157	0.02%
Greenwood Park CLO, Ltd.	CLO Subordinated Note (estimated yield of 17.47% due 04/15/31)	03/02/20	779,000	520,461	580,377	0.15%
Greywolf CLO IV, Ltd.	CLO Subordinated Note (estimated yield of 19.64% due 04/17/30)	03/26/21	3,500,000	1,914,500	1,913,559	0.49%
Halcyon Loan Advisors Funding 2014-3, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/22/25) (11)	09/12/14	5,750,000	8,625	5,750	0.00%
HarbourView CLO VII-R, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 07/18/31) (11)	09/29/17	1,100,000	399,175	1,100	0.00%
St. Paul's CLO XI DAC (12)	CLO Subordinated Note (estimated yield of 9.6% due 01/17/32)	01/21/21	1,400,000	1,296,805	1,325,685	0.34%
Lake Shore MM CLO I Ltd.	CLO Income Note (estimated yield of 17.96% due 04/15/30) (10)	03/08/19	14,550,000	10,321,739	9,152,794	2.35%
Madison Park Funding VIII, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 04/22/22) (9)	08/18/16	9,050,000	-	9,050	0.00%
Madison Park Funding XXI, Ltd.	CLO Subordinated Note (estimated yield of 17.68% due 10/15/49)	08/22/16	6,462,500	3,832,648	3,954,075	1.02%
Madison Park Funding XXII, Ltd.	CLO Subordinated Note (estimated yield of 16.53% due 01/15/33)	10/30/18	6,327,082	4,361,013	4,353,246	1.12%
Madison Park Funding XL, Ltd.	CLO Subordinated Note (estimated yield of 17.34% due 02/28/47)	06/02/16	10,960,000	5,395,081	5,297,174	1.36%
Madison Park Funding XLIV, Ltd.	CLO Subordinated Note (estimated yield of 17.82% due 01/23/48)	11/16/18	8,744,821	5,659,660	6,035,911	1.55%
Marathon CLO VI Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 05/13/28) (11)	06/06/14	6,375,000	2,702,885	637,500	0.16%
Marathon CLO VII Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/28/25) (11)	10/30/14	10,526,000	52,630	10,526	0.00%
Marathon CLO VIII Ltd.	CLO Income Note (estimated yield of 4.80% due 10/18/31)	06/16/15	16,333,000	10,043,518	4,404,604	1.13%
Marathon CLO X Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 11/15/29) (11)	08/09/17	2,550,000	1,787,731	739,500	0.19%
Marathon CLO XI Ltd.	CLO Subordinated Note (estimated yield of 7.11% due 04/20/31)	02/06/18	2,075,000	1,718,945	986,823	0.25%
Marathon CLO XII Ltd.	CLO Subordinated Note (estimated yield of 7.33% due 04/18/31)	09/06/18	4,500,000	3,764,710	2,332,131	0.60%
Octagon Investment Partners XIV, Ltd.	CLO Income Note (estimated yield of 0.71% due 07/15/29)	06/06/14	4,037,500	1,745,617	1,315,998	0.34%
Octagon Investment Partners XIV, Ltd.	CLO Subordinated Note (estimated yield of 0.71% due 07/15/29) (10)	06/06/14	16,534,625	8,708,851	5,685,588	1.46%
Octagon Investment Partners 26, Ltd.	CLO Income Note (estimated yield of 27.24% due 07/15/30) (10)	03/23/16	13,750,000	6,626,728	7,500,794	1.93%
Octagon Investment Partners 27, Ltd.	CLO Income Note (estimated yield of 21.03% due 07/15/30) (10)	05/25/16	11,804,048	6,156,052	6,234,875	1.60%
Octagon Investment Partners 44, Ltd.	CLO Income Note (estimated yield of 18.06% due 07/20/32) (10)	06/19/19	13,500,000	10,390,940	10,847,711	2.79%
Octagon Investment Partners 46, Ltd.	CLO Income Note (estimated yield of 20.94% due 07/15/33) (10)	06/26/20	10,650,000	8,094,666	10,375,287	2.67%
Octagon Investment Partners 50, Ltd.	CLO Income Note (estimated yield of 19.30% due 10/16/33) (10)	10/06/20	9,250,000	7,511,925	8,734,324	2.25%

See accompanying notes to the consolidated schedule of investments

Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Schedule of Investments
As of March 31, 2021
(expressed in U.S. dollars)
(Unaudited)

Issuer (1)	Investment (2)	Acquisition Date (3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets
CLO Equity (7) (8)
OFSI BSL VIII, Ltd.	CLO Income Note (estimated yield of 2.16% due 08/16/37) (10)	07/18/17	$7,719,320	$5,538,387	$3,502,642	0.90%
OHA Credit Partners IX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/20/25) (9)	09/05/14	6,750,000	72,915	6,750	0.00%
Steele Creek CLO 2015-1, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 05/21/29) (11)	07/26/17	8,100,000	4,110,516	2,268,000	0.58%
Steele Creek CLO 2018-1, Ltd.	CLO Income Note (estimated yield of 11.44% due 04/15/48) (10)	03/28/18	11,370,000	8,160,003	6,284,074	1.62%
Steele Creek CLO 2019-1, Ltd.	CLO Income Note (estimated yield of 11.84% due 04/15/49) (10)	03/22/19	8,500,000	6,455,307	5,251,415	1.35%
Vibrant CLO V, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 01/20/29) (9)	04/27/17	4,200,000	2,857,023	1,680,000	0.43%
Wind River 2013-2 CLO Ltd.	CLO Income Note (estimated yield of 5.64% due 10/18/30) (10)	06/06/14	11,597,500	6,904,526	4,501,734	1.16%
Wind River 2014-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 8.32% due 07/18/31)	05/05/16	9,681,764	4,950,878	3,503,582	0.90%
Wind River 2014-3 CLO Ltd.	CLO Subordinated Note (estimated yield of 7.65% due 10/22/31)	12/17/14	11,000,000	6,727,083	5,175,575	1.33%
Wind River 2016-1 CLO Ltd.	CLO Income Note (estimated yield of 9.59% due 07/15/28) (10)	05/18/16	13,050,000	7,735,728	6,298,674	1.62%
Wind River 2016-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 9.59% due 07/15/28)	03/03/21	900,000	441,000	435,730	0.11%
Wind River 2017-1 CLO Ltd.	CLO Income Note (estimated yield of 17.31% due 04/18/29) (10)	02/02/17	17,700,000	11,140,863	9,629,073	2.48%
Wind River 2017-3 CLO Ltd.	CLO Income Note (estimated yield of 14.42% due 10/15/30) (10)	08/09/17	18,150,000	13,173,714	11,723,930	3.01%
Wind River 2018-1 CLO Ltd.	CLO Income Note (estimated yield of 19.70% due 07/15/30) (10)	06/22/18	15,750,000	11,321,648	11,120,454	2.86%
Wind River 2019-2 CLO Ltd.	CLO Income Note (estimated yield of 21.29% due 01/15/33) (10)	09/20/19	13,470,000	9,381,508	10,558,369	2.72%
Zais CLO 3, Limited	CLO Income Note (estimated yield of 11.71% due 07/15/31) (10)	04/08/15	16,871,644	9,007,918	5,242,848	1.35%
Zais CLO 5, Limited	CLO Subordinated Note (estimated yield of 0.00% due 10/15/28) (11)	09/23/16	5,950,000	3,409,184	892,500	0.23%
Zais CLO 6, Limited	CLO Subordinated Note (estimated yield of 0.00% due 07/15/29) (11)	05/03/17	11,600,000	7,072,565	3,132,000	0.81%
Zais CLO 7, Limited	CLO Income Note (estimated yield of 0.00% due 04/15/30) (11)	09/11/17	12,777,500	8,596,651	3,347,284	0.86%
Zais CLO 8, Limited	CLO Subordinated Note (estimated yield of 0.00% due 04/15/29) (11)	10/11/18	750,000	555,722	255,000	0.07%
Zais CLO 9, Limited	CLO Subordinated Note (estimated yield of 4.26% due 07/20/31)	10/29/18	2,390,000	1,808,097	787,696	0.20%
				549,183,273	495,456,710	127.42%
Loan Accumulation Facilities (7) (13)
Steamboat VIII, Ltd.	Loan Accumulation Facility (Income Notes) (14)	12/31/19	7,138,500	1,821	137,839	0.04%
Steamboat XVI, Ltd.	Loan Accumulation Facility (Income Notes)	10/14/20	5,975,000	5,975,000	5,985,608	1.54%
Steamboat XXII, Ltd.	Loan Accumulation Facility (Income Notes)	02/10/21	4,600,000	4,600,000	4,600,340	1.18%
Steamboat XXIII, Ltd.	Loan Accumulation Facility (Income Notes)	03/12/21	1,752,500	1,752,500	1,752,500	0.45%
				12,329,321	12,476,287	3.21%
Bank Debt Term Loan (5)
Consumer Products
JP Intermediate B LLC	Term B 1L Senior Secured (5.68% due 11/20/25)	03/02/21	642,844	608,934	613,916	0.16%

Common Stock
Oil & Gas
McDermott International Inc	Common Stock	12/31/20	243,875	126,820	182,906	0.05%

Total investments at fair value as of March 31, 2021				$589,767,815	$533,562,681	137.22%

Liabilities valued at fair value option (15)
6.6875% Unsecured Notes due 2028	Unsecured Note		$(64,847,575)	$(64,847,575)	$(65,280,238)	-16.79%
6.75% Unsecured Notes due 2031	Unsecured Note		(39,000,000)	(39,000,000)	(38,906,400)	-10.00%
				$(103,847,575)	$(104,186,638)	-26.79%

Net assets above (below) fair value of investments and liabilities at fair value					(40,504,209)

Net assets as of March 31, 2021					$388,871,834

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if it owned 25% or more of its voting securities.
(2)	CLO debt, CLO equity, and loan accumulation facilities are restricted and categorized as structured finance securities.
(3)	Acquisition date represents the initial date of purchase or the date the investment was contributed to the Company.
(4)	Fair value is determined in good faith in accordance with the Company's valuation policy and is approved by the Company's Board of Directors.
(5)	CLO debt and bank debt term loan positions reflect the coupon rates as of March 31, 2021.
(6)	As of March 31, 2021, the investment includes interest income capitalized as additional investment principal ("PIK" Interest). The PIK interest rate for CLO debt positions represents the coupon rate at payment date when PIK interest is received. See Note 2 "Summary of Significant Accounting Policies" for further discussion.
(7)	The fair value of CLO equity and loan accumulation facility investments are classified as Level III investments. See Note 3 "Investments" for further discussion.
(8)	CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Company's policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. The estimated yield and investment cost may ultimately not be realized. As of March 31, 2021, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 14.31%. When excluding called CLOs, the Company's weighted average effective yield on its CLO equity positions was 14.40%.
(9)	As of March 31, 2021 the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(10)	Fair value includes the Company's interest in fee rebates on CLO subordinated and income notes.
(11)	As of March 31, 2021, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(12)	Investment is denominated in EUR.
(13)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(14)	Fair value of loan accumulation facility investment includes the market value of the underlying loans held or the price at which the loan accumulation facility could sell its assets in an orderly transaction between market participants. See Note 3 "Investments" for further discussion.
(15)	The Company has accounted for its 6.6875% notes due 2028 and 6.75% notes due 2031 utilizing the fair value option election under ASC Topic 825. Accordingly, the Series 2028 Notes and Series 2031 Notes are carried at their fair value. See Note 2 "Summary of Significant Accounting Policies" for further discussion.

See accompanying notes to the consolidated schedule of investments

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2021

(Unaudited)

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other securities and instruments related to these investments or that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs and loan accumulation facilities (“LAFs”). From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of March 31, 2021, the Company had two wholly-owned subsidiaries: Eagle Point Credit Company Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company, and Eagle Point Credit Company Sub II (Cayman) Ltd (“Sub II”), a Cayman Islands exempted company. As of March 31, 2021, Sub I and Sub II represent 24.6% and 3.5% of the Company’s net assets, respectively.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP, a private fund managed by the Adviser.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and sold an additional 5,155,301 shares of its common stock at a public offering price of $20 per share. On October 8, 2014, the Company’s shares began trading on the NYSE.

On July 20, 2016, the Company entered into a custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2021

(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated schedule of investments include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated schedule of investments are measured and presented in United States dollars.

Use of Estimates

The preparation of the consolidated schedule of investments in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated schedule of investments and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated schedule of investments is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated schedule of investments at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2021

(Unaudited)

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, CLO equity and LAFs, the Adviser considers a variety of relevant factors, including, as applicable, price indications from a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10 Fair Value Option (“ASC 825”) allows companies an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income.  Additionally, upfront offering costs related to such instruments are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”) and its 6.75% Unsecured Notes due 2031 (the “Series 2031 Notes”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in CLO debt is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2021

(Unaudited)

for purchased CLO debt securities.

In certain circumstances, interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate for CLO debt securities represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the CLO debt security. To the extent the Company does not believe it will be able to collect PIK interest, the CLO debt security will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

LAFs recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in LAFs) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value. The amount of interest income from loan accumulation facilities recorded for the three months ended March 31, 2021 was $838,121.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements.

Interest Expense

Interest expense includes the Company’s distributions associated with its 7.75% Series B Term Preferred Stock due 2026 (the “Series B Term Preferred Stock” or “Preferred Stock”), and interest, paid and accrued, associated with its 6.75% Unsecured Notes due 2027 (the “Series 2027 Notes”), its Series 2028 Notes, and its Series 2031 Notes (collectively with the Series 2027 Notes and Series 2028 Notes, the “Unsecured Notes”).

For the three months ended March 31, 2021, the Company incurred a total of $1,064,876 in interest expense on its Preferred Stock, of which $0 was payable as of March 31, 2021. For the three months ended March 31, 2021, the Company incurred a total of $1,640,876 in interest expense on the Unsecured Notes, of which $43,875 was payable as of March 31, 2021.

Interest expense also includes the Company’s amortization of deferred issuance costs associated with its Preferred Stock and certain Unsecured Notes, as well as amortization of original issue discounts and accretion of premiums associated with its Series B Term Preferred Stock.

Deferred Issuance Costs

Deferred issuance costs on liabilities, which the Company does not measure at fair value under the FVO, consist of fees and expenses incurred in connection with the issuance of Preferred Stock and certain Unsecured Notes, as well as unamortized original issue discounts and premiums. The deferred issuance costs are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of the Preferred

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2021

(Unaudited)

Stock and certain Unsecured Notes. Amortization of deferred issuance costs is reflected in interest expense on Preferred Stock and interest expense on certain Unsecured Note balances in the Consolidated Statement of Operations. In the event of an early redemption or retirement of the Preferred Stock or certain Unsecured Notes, the remaining balance of unamortized deferred issuance costs associated with such Preferred Stock or certain Unsecured Notes will be accelerated into net realized loss.

Repurchase of Debt Securities

The Company records any gains from the repurchase of the Company’s debt at a discount through open market transactions and subsequent retirement as a realized gain in the Consolidated Statement of Operations.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to its current fair value and recognized as a realized loss in the Consolidated Statement of Operations.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. The Company held $0 in cash equivalent balances as of March 31, 2021.

Foreign Currency

The Company does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and interest income recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, shelf registration expenses and at-the-market (“ATM”) program expenses. Insurance premiums are amortized over the term of the current policy. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with maintaining the Company’s current shelf registration and ATM program. Such costs are allocated to paid-in-capital for each transaction pro-rata based on gross proceeds relative to the total potential offering amount.

Any unallocated prepaid expense balance associated with the shelf registration and the ATM program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Offering Expenses

Offering expenses associated with the issuance and sale of shares of common stock are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition, during the period incurred.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2021

(Unaudited)

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of March 31, 2021, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$520,121,447

Gross unrealized appreciation	$73,029,737

Gross unrealized depreciation	(59,588,503)

Net unrealized depreciation	$13,441,234

For the three months ended March 31, 2021, the Company incurred $25,050 in Delaware franchise tax expense.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders are comprised of net investment income, realized gains or losses and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date and, unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year (or for other purposes).

For the three months ended March 31, 2021, the Company declared and paid distributions on common stock of $7,765,171 or $0.24 per share.

For the three months ended March 31, 2021, the Company declared and paid dividends on the Series B Term Preferred Stock of $1,005,571 or approximately $0.48 per share.

The characterization of distributions paid to common stockholders, as set forth in the Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2021

(Unaudited)

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of March 31, 2021:

Fair Value Measurement

	Level I	Level II	Level III	Total
Assets
CLO Debt	$-	$24,832,862	$-	$24,832,862

CLO Equity	-	-	495,456,710	495,456,710

Loan Accumulation Facilities	-	-	12,476,287	12,476,287

Bank Debt Term Loan	-	613,916	-	613,916

Common Stock	-	182,906	-	182,906

Total Assets at Fair Value	$-	$25,629,684	$507,932,997	$533,562,681

Liabilities at Fair Value Under FVO
6.6875% Unsecured Notes Due 2028	$65,280,238	$-	$-	$65,280,238

6.75% Unsecured Notes Due 2031	38,906,400	-	-	38,906,400

Total Liabilities at Fair Value Under FVO	$104,186,638	$-	$-	$104,186,638

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2021

(Unaudited)

The changes in investments classified as Level III are as follows for the three months ended March 31, 2021:

Change in Investments Classified as Level III

	CLO Equity		Loan Accumulation Facilities		Total
Beginning Balance at January 1, 2021	$452,881,696		$12,649,011		$465,530,707

Purchases of investments	42,104,039	(1)	11,516,250		53,620,289

Proceeds from sales or maturity of investments	(25,986,418	)(2)	(11,779,993	)(1) (3)	(37,766,411)

Net realized gains (losses) and net change in unrealized appreciation (depreciation)	26,457,393		91,019		26,548,412

Balance as of March 31, 2021(4)	$495,456,710		$12,476,287		$507,932,997

Change in unrealized appreciation (depreciation) on investments still held as of March 31, 2021	$25,191,438		$83,889		$25,275,327

(1)	Includes $8,687,385 of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO equity.
(2)	Includes $18,278,379 of return of capital on portfolio investments from recurring cash flows and distributions from called deals.
(3)	Includes $608,934 of in kind distribution proceeds from the liquidation of a loan accumulation facility investment.
(4)	There were no transfers into or out of level III investments during the period.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations.

Valuation of CLO Equity

The Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of March 31, 2021. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of March 31, 2021. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2021

(Unaudited)

Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of March 31, 2021	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)
CLO Equity	$488,742,268	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 4.02%
			Annual Prepayment Rate (3)	25% / 25%
			Reinvestment Spread	3.23% - 5.08% / 3.52%
			Reinvestment Price	99.5% / 99.5%
			Recovery Rate	68.23% - 70.00% / 69.77%
			Expected Yield	7.57% - 70.75% / 17.80%

(1)	Weighted average calculations are based on the fair value of investments.
(2)	A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.
(3)	0% is assumed for defaulted and non-performing assets.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for investments the Company holds as of the reporting date.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions and data reported by trustees. As a result, fair value assets of $12,476,287 have been excluded from the preceding table. Additionally, the preceding table excludes $5,525,199 of fair value of newly issued CLO equity valued at transacted cost and $1,189,243 of fair value pertaining to called CLO equity that has not yet been paid down and CLO equity with expected yields below 0% and over 100%.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of Common Stock

Common stock held by the company is valued using the bid side of an indicative broker quotation as of the reporting date. It is traded in over the counter markets and not listed on a major stock exchange as of the reporting date. The Adviser categorizes common stock held by the Company as a Level II investment.

Valuation of Bank Debt Term Loans

Bank debt term loans held by the company are valued using the bid side of an indicative broker quotation as of the reporting date. The Adviser categorizes bank debt term loans held by the Company as Level II investments as an active market exists for the reporting period.

Valuation of Loan Accumulation Facilities

The Adviser determines the fair value of LAFs in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures utilizing the income approach as noted in ASC 820-10-55-3F (the “Income

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2021

(Unaudited)

Approach”), in which fair value measurement reflects current market expectations about the receipt of future amounts (i.e. exit price). LAFs are typically short- to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to LAF governing documents, loans acquired by the LAF are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the LAF will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), and (B) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses).

In certain circumstances, the LAF documents can contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser may determine that, despite the initial expectation that a CLO transaction would result from a LAF, such a transaction is in fact unlikely to occur and, accordingly, it is unlikely the loans held by the LAF will be transferred at cost. Rather, the loans held by the LAF will most likely be sold at market value. In such situations, the Adviser will continue to fair value the LAF consistent with the Income Approach, but modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e. exit price). As such, the fair value of the LAF is most appropriately determined by reference to the market value of the LAF’s underlying loans, which is reflective of the price at which the LAF could sell its loan assets in an orderly transaction between market participants. As such, in these situations, the Adviser will continue utilizing the Income Approach and determine the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), (B) the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets, and (C) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses). The Adviser’s measure of the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets takes into account the Adviser’s current market expectations of the receipt of future amounts on such assets, which may be impacted by various factors including any applicable change in market conditions or new information.

The Adviser categorizes LAFs as Level III investments. There is no active market and prices are unobservable.

Valuation of Series 2028 Notes and Series 2031 Notes

The Series 2028 Notes and Series 2031 Notes are considered Level I securities and are valued at their official closing price, taken from the NYSE.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Global Economic Risks

Terrorist acts, acts of war, natural disasters, outbreaks or pandemics may disrupt the Company’s operations, as well as the operations of the businesses in which it invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. For example, many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and COVID-19. In December 2019, an initial outbreak of COVID-19 was reported in Hubei, China. Since then, a large and growing number of cases have been confirmed around the world, which has resulted in numerous deaths and the imposition of both local and more widespread “work from home” and other quarantine measures, border closures and other travel restrictions, causing social unrest and commercial disruption on a global scale. In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2021

(Unaudited)

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. The ongoing COVID-19 pandemic has magnified these risks and has had, and will continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the outbreak and government and other measures seeking to contain its spread. The effects of the COVID-19 pandemic have contributed to increased volatility in global financial markets and likely will affect countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Company and its underlying investments. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. Federal, state and local governments, as well as foreign governments, have taken aggressive steps to address problems being experienced by the markets and by businesses and the economy in general; however, there can be no assurance that these measures will be adequate.

To the extent the Company’s underlying investments are overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors. The COVID-19 pandemic and related government-imposed restrictions have imposed severe financial harm on certain industries to which the Company is exposed indirectly through its CLOs investments’ underlying loan assets. For example, the airline and hotel industries have experienced sharp declines in revenue due to restrictions on travel, hospitals and other healthcare companies have experienced financial losses as a result of increased expenses and declining revenue as patients choose to delay elective or routine procedures, and many casino operators have been forced to limit operations due to the imposition of mandatory business closures and to address social distancing guidelines.

Certain CLOs held by the Company experienced increased defaults by underlying borrowers, in part due to the impact of the pandemic. Obligor defaults and rating agency downgrades have caused, and may in the future cause payments that would have otherwise been made to the CLO equity or CLO debt securities that the Company holds to instead be diverted to buy additional loans within a given CLO or paid to senior CLO debt holders as an early amortization payment. In addition, defaults and downgrades of underlying obligors have caused, and may in the future cause, a decline in the value of CLO securities generally. If CLO cash flows or income decrease as a result of the pandemic, the portion of the Company’s distribution comprised of a return of capital could increase or distributions could be reduced.

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial instruments and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments.

Risks of Investing in CLOs

The Company’s investments consist primarily of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2021

(Unaudited)

assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLOs and related structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches, and scheduled payments to junior tranches have a priority in the right of payment to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate in the right of payment to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks of Investing in Loan Accumulation Facilities

The Company invests in LAFs, which are short- to medium-term facilities often provided by a bank that will serve as placement agent or arranger in a CLO transaction and which acquire loans on an interim basis that are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through equity and junior debt tranches of CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event that the Company’s interest expense were to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution to stockholders or to make other payments on the Company’s securities would be reduced.

LIBOR Risk

The CLO equity and debt securities in which the Company invests earn interest at, and CLOs in which it invests typically obtain financing at, a floating rate based on LIBOR.

On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom's financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons, indicating that the continuation of LIBOR on the current basis (or at all) cannot and will not be guaranteed after such time, and that planning a transition to alternative references rates that are based firmly on transactions, such as reformed Sterling Over Night Index Average ("SONIA") must begin. However, subsequent announcements by LIBOR's administrator and supportive statements from the FCA and other regulators indicate that it is possible that certain of the most widely used USD LIBOR tenors may continue until mid-2023. It is anticipated that LIBOR ultimately will be officially discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. In the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee (“ARRC”) of the Federal Reserve Board and the Federal Reserve Bank of New York. On June 22, 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2021

(Unaudited)

broad U.S. treasuries repo financing rate to be published by the Federal Reserve Bank of New York, as the rate that, in the consensus view of the ARRC, represented best practice for use in certain new U.S. dollar derivatives and other financial contracts. The first publication of SOFR was released in April 2018. Although there have been certain issuances utilizing SONIA and SOFR, it remains in question whether or not these alternative reference rates will attain market acceptance as replacements for LIBOR.

At this time, it is not possible to predict the effect of the FCA’s announcement or other regulatory changes or announcements, the establishment of SOFR, SONIA or any other alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on the Company’s net investment income cannot yet be determined. As LIBOR is currently being reformed, investors should be aware that: (a) any changes to LIBOR could affect the level of the published rate, including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion; (c) the administrator of LIBOR will not have any involvement in the CLOs or loans and may take any actions in respect of LIBOR without regard to the effect of such actions on the CLOs or loans; and (d) any uncertainty in the value of LIBOR or, the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the prominence of LIBOR as a benchmark interest rate due to the recent regulatory reform may adversely affect the liquidity of the securities in the secondary market and their market value. Any of the above or any other significant change to the setting of LIBOR could have a material adverse effect on the value of, and the amount payable under, (i) any underlying assets of a CLO which pay interest linked to a LIBOR rate and (ii) the CLO securities in which the Company invests.

If LIBOR is eliminated as a benchmark rate, it is uncertain whether broad replacement conventions in the CLO markets will develop and, if conventions develop, what those conventions will be and whether they will create adverse consequences for the issuer or the holders of CLO securities. If no replacement conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of CLO securities and the ability of the collateral manager to effectively mitigate interest rate risks. While the issuers and the trustee of a CLO may enter into a reference rate amendment or the collateral manager may designate a designated reference rate, in each case, subject to the conditions described in a CLO indenture, there can be no assurance that a change to any alternative benchmark rate (a) will be adopted, (b) will effectively mitigate interest rate risks or result in an equivalent methodology for determining the interest rates on the floating rate instrument, (c) will be adopted prior to any date on which the issuer suffers adverse consequences from the elimination or modification or potential elimination or modification of LIBOR or (d) will not have a material adverse effect on the holders of the CLO securities.

In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of CLOs, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the Company’s net investment income and portfolio returns.

Low Interest Rate Environment

As of the date of the schedule of investments, interest rates in the United States are at historic lows due to the U.S. Federal Reserve’s recent lowering of certain interest rates as part of its efforts to ease the economic effects of the COVID-19 pandemic. With the historically low interest rates, there is a risk that interest rates will rise once the COVID-19 pandemic abates. The senior secured loans underlying the CLOs in which the Company invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Company invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, if LIBOR is below the applicable LIBOR floor (which can typically range from 0.00% to 1.00% depending on the loan), there may not be corresponding increases

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2021

(Unaudited)

in investment income, which could result in the CLO not having adequate cash to make interest or other payments on the securities which the Company holds.

Leverage Risk

The Company has incurred leverage through the issuances of the Preferred Stock and the Unsecured Notes, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, repurchase agreement transactions, short sale transactions, additional shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of the Company’s investments, to pay fees and expenses and for other purposes. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there is effectively a layering of leverage in the Company’s overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). For instance, any decrease in the Company’s income would cause net income to decline more sharply than it would have had the Company not borrowed. In addition, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company invests are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which the company invests triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Low Or Unrated Securities Risks

The Company invests primarily in securities that are rated below investment grade or, in the case of CLO equity securities, are not rated by a national securities rating service. The primary assets underlying the CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans, high yield bonds, emerging market loans or bonds and structured finance securities with underlying exposure to collateralized loan obligation and other collateralized debt obligation tranches, residential mortgage backed securities, commercial mortgage backed securities, trust preferred securities and other types of securitizations. CLOs generally invest in lower-rated debt securities that are typically rated below Baa/BBB by Moody’s, S&P or Fitch. In addition, the Company may obtain direct exposure to such financial assets/instruments. Securities that are not rated or are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are sometimes referred to as “high yield” or “junk.” High-yield debt securities have greater credit and liquidity risk than investment grade obligations. High-yield debt securities are generally unsecured and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2021

(Unaudited)

and below investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer thereof to make payments of principal or interest.